UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 20, 2023

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, effective January 20, 2023, Southern Missouri Bancorp, Inc. (“Southern Missouri”) acquired Citizens Bancshares Co. (“Citizens”) pursuant to the Agreement and Plan of Merger, dated as of September 20, 2022, by and among Southern Missouri, Southern Missouri Acquisition VI Corp (“Merger Sub”) and Citizens. At closing, Citizens merged with and into Merger Sub, followed by the merger of Merger Sub with and into Southern Missouri (collectively, the “Merger”). This Amendment on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01 of Southern Missouri’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2023 (the “Original Form 8-K”) in order to include the historical financial statements of Citizens required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described in this Form 8-K/A, all other information in the Original Form 8-K remains unchanged.

Item 9.01  Financial Statements and Exhibits

(a)	The audited consolidated balance sheets of Citizens as of December 31, 2021 and 2020 and audited consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, and the related notes to such financial statements are included as Exhibit 99.2 to this report and incorporated by reference from the amendment to Southern Missouri’s Registration Statement on S-4 filed with the Securities and Exchange Commission on November 4, 2022.

The unaudited consolidated balance sheets of Citizens as of September 30, 2022 and December 31, 2021, the unaudited consolidated statements of income and comprehensive income of Citizens for the nine months ended September 30, 2022 and 2021, the unaudited consolidated statements of changes in stockholders' equity of Citizens for the nine months ended September 30, 2022 and 2021, and the unaudited consolidated statements of cash flows of Citizens for the nine months ended September 30, 2022 and 2021 are included as Exhibit 99.3 to this report and incorporated herein by reference.

(b)	The unaudited pro forma condensed combined consolidated balance sheet of Southern Missouri as of September 30, 2022, the unaudited pro forma condensed combined consolidated statement of income for the three month period ended September 30, 2022, giving effect to the Merger as if it had occurred on July 1, 2022, and the unaudited pro forma condensed combined statement of income of Southern Missouri for the year ended June 30, 2022, giving effect to the Merger as if it had occurred on July 1, 2021, as well as the accompanying notes thereto, are included as Exhibit 99.4 to this report, and incorporated herein by reference.

(c)	Not applicable.

(d)	The following exhibits are included with this report:

Exhibit No.	Description

23.2	Consent of RSM US LLP

99.3

Unaudited consolidated balance sheets of Citizens as of September 30, 2022 and December 31, 2021 and unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows of Citizens for the nine months ended September 30, 2022 and 2021

99.4

Unaudited pro forma condensed combined balance sheet of Southern Missouri as of September 30, 2022 and unaudited pro forma condensed combined statements of income of Southern Missouri for the three months ended September 30, 2022 and year ended June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: May 9, 2023	By:	/s/ Greg A. Steffens
Greg A. Steffens
Chairman and Chief Executive Officer